                                                                Exhibit 10.2



                                NTL INCORPORATED






--------------------------------------------------------------------------------
                                  RULES OF THE
                               NTL SHARESAVE PLAN
--------------------------------------------------------------------------------

                    Adopted by the Company on 28 October 1997
                       and approved by the Inland Revenue
                           under Schedule 9 ICTA 1988
                            on 16 January 1998 under
                            reference SRS 2073, with
                          further amendments adopted by
                         the Company on 3 February 1998
                       and approved by the Inland Revenue
                              on 10 February 1998.



                                  ERNST & YOUNG
                                  7 Rolls House
                                 Rolls Building
                                   Fetter Lane
                                LONDON, EC4A 1NH
                                Tel: 071-928-2000

              Final Approved Version/10.02.98/SXP.Client.NTL.Rules4

                               NTL SHARESAVE PLAN

INDEX                                                              Clause Number
                                                                   -------------
DEFINITIONS AND INTERPRETATION                                           1
       Definitions                                                     1.1
       Interpretation                                                  1.2
       Statutory Provisions                                            1.3
       Clause Headings                                                 1.4
       Title                                                           1.5

INVITATIONS TO APPLY FOR OPTIONS                                         2
       Inland Revenue Approval                                         2.1
       Invitations                                                     2.2
       Form of Invitation                                              2.3
       Applications for Options                                        2.4

SCALING DOWN                                                             3
       Excess Procedure                                                3.1
       Modification                                                    3.2

GRANT OF OPTIONS                                                         4
       Grant                                                           4.1
       Grant Date                                                      4.2
       Acquisition Price                                               4.3

OPTION CERTIFICATES                                                      5
       Issue                                                           5.1
       Content                                                         5.2

RIGHTS TO EXERCISE OPTIONS                                               6
       Exercise Dates                                                  6.1
       Specified Age                                                   6.2
       Termination of Employment                                       6.3
       Material Interest                                               6.4
       Maximum Exercise                                                6.5
       Lapse of Rights                                                 6.6

EXERCISE OF OPTION                                                       7
       Notice                                                          7.1
       Allotment                                                       7.2
       Share Certificates                                              7.3
       Ranking of Shares                                               7.4
       Partial Exercise                                                7.5

                               NTL SHARESAVE PLAN
INDEX                                                              Clause Number
                                                                   -------------

TAKEOVERS AND LIQUIDATIONS                                               8
       General Offers                                                  8.1
       Scheme of Reconstruction                                        8.2
       Compulsory Purchase                                             8.3
       Voluntary Winding Up                                            8.4
       Meaning of Control                                              8.5
       Manner of Exercise                                              8.6
       Rights to Exercise                                              8.7

EXCHANGE OF OPTIONS ON A TAKEOVER                                        9
       Replacement of Options                                          9.1
       Option Certificate                                              9.2
       No Immediate Exercise                                           9.3

VARIATION OF CAPITAL                                                    10
       Adjustment                                                     10.1
       Auditors' Confirmation                                         10.2
       Inland Revenue Approval                                        10.3
       Notice of Adjustment                                           10.4

ADMINISTRATION AND ALTERATION                                           11
       Discretion of the Board                                        11.1
       Board Decisions                                                11.2
       Amendments                                                     11.3
       Inland Revenue Consent                                         11.4
       Rights of Option holders                                       11.5
       Notice of Alteration                                           11.6
       Circulars                                                      11.7
       Cost                                                           11.8

GENERAL                                                                 12
       Availability of Shares                                         12.1
       Employment Rights                                              12.2
       Non-Admission                                                  12.3
       Consequence of Lapse                                           12.4
       Transfer, Assignment or Charge                                 12.5
       Termination                                                    12.6
       Status of Auditors                                             12.7
       Notices                                                        12.8
       Law                                                            12.9

                                NTL Incorporated

                               NTL SHARESAVE PLAN

              Plan Rules approved under Section 185 and Schedule 9
                      Income and Corporation Taxes Act 1988


1.            DEFINITIONS AND INTERPRETATION

1.1           Definitions:                       In these Rules:-

              "Acquisition Price"                       means the price at which
                                                        each Share subject to an
                                                        Option may be acquired
                                                        on the exercise of that
                                                        Option determined
                                                        pursuant to sub-clause
                                                        4.3;

              "Approved Scheme"                         means a scheme
                                                        established by the
                                                        Company or by any
                                                        Associated Company and
                                                        approved by the Board of
                                                        Inland Revenue under
                                                        Paragraph 1 of Schedule
                                                        9;

              "Associated Company"                      bears the meaning
                                                        ascribed to it in
                                                        Paragraph 23 Schedule 9
                                                        by virtue of Section 187
                                                        (2) of the Taxes Act;

              "the Auditors"                            means the auditors of
                                                        the Company for the time
                                                        being;

              "the Board"                               means the board of
                                                        directors of the Company
                                                        as from time to time
                                                        constituted or one or
                                                        more persons duly
                                                        appointed by such board
                                                        of directors and having
                                                        such powers as the board
                                                        may from time to time
                                                        decide;

              "Bonus Date"                              means either

                                                        (a)    where pursuant to
                                                               Clauses 2 and 3
                                                               the repayment
                                                               under the Savings
                                                               Contract is taken
                                                               as including the
                                                               Maximum Bonus,
                                                               the earliest date
                                                               on which the
                                                               Maximum Bonus is
                                                               payable; or

                                                        (b)    under a three
                                                               year Savings
                                                               Contract, the
                                                               earliest date on
                                                               which the Minimum
                                                               Bonus is payable
                                                               under the Savings
                                                               Contract; or

                                                        (c)    under a five year
                                                               Savings Contract,
                                                               the earliest date
                                                               on which the
                                                               Standard Bonus is
                                                               payable under the
                                                               Savings Contract;

              "the Commencement Date"                   means the date on which
                                                        the Company receives
                                                        notice that the Plan has
                                                        been approved by the
                                                        Board of Inland Revenue
                                                        under Paragraph 1 of
                                                        Schedule 9 Provided That
                                                        the Plan has been
                                                        approved by the Company
                                                        in general meeting;

              "the Company"                             means NTL Incorporated
                                                        of 110 East 59th
                                                        Street,  New York, NY
                                                        10022, USA;

              "Control"                                 bears the meaning
                                                        ascribed to that term by
                                                        Section 840 of the
                                                        Taxes Act;

              "Dealing Day"                             means any weekday
                                                        (excluding Saturday)
                                                        which is not a
                                                        statutory, public or
                                                        bank holiday in either
                                                        the United Kingdom or
                                                        the United States of
                                                        America;

              "Grant Date"                              means in relation to an
                                                        Option the date on which
                                                        the Option was or is to
                                                        be granted;

              "Grantor"                                 means the grantor of any
                                                        Option pursuant to
                                                        Clause 4;

              "Invitee"                                 means a person to whom
                                                        the Board has issued an
                                                        invitation which is
                                                        subsisting to apply for
                                                        the grant of an Option;

              "Market Value"                            means the market value
                                                        of such Share determined
                                                        in accordance with the
                                                        provisions of Part VIII
                                                        of the Taxation of
                                                        Chargeable Gains Act
                                                        1992 and agreed for the
                                                        purposes of the Plan
                                                        with the Inland Revenue
                                                        Shares Valuation
                                                        Division on or before
                                                        the day the invitation
                                                        to apply for the Option
                                                        to acquire such Share
                                                        was issued pursuant to
                                                        Clause 2;

              "Materially Interested Person"            means an employee or
                                                        director of any one or
                                                        more of the
                                                        Participating Companies
                                                        who at any relevant time
                                                        has, or within the
                                                        relevant preceding
                                                        twelve (12) months has
                                                        had, a material interest
                                                        (as defined in Section
                                                        187(3) of the Taxes Act)
                                                        in the Company or in a
                                                        company which has
                                                        Control of the Company
                                                        or which is a member of
                                                        a consortium which owns
                                                        the Company, if the
                                                        Company or any such
                                                        company is at any
                                                        relevant time a close
                                                        company for the purposes
                                                        of Paragraph 8 of
                                                        Schedule 9;

              "Maximum Bonus"                           means the bonus payable
                                                        under a seven (7) year
                                                        Savings Contract;

              "Maximum Contribution"                    means Two hundred and
                                                        Fifty Pounds
                                                        ((pound)250) per month
                                                        or (subject to
                                                        sub-clause 12.3) such
                                                        other amount as is, for
                                                        the time being, the
                                                        maximum Monthly
                                                        Contribution permitted
                                                        pursuant to Paragraph 24
                                                        of Schedule 9;

              "Minimum Bonus"                           means the bonus payable
                                                        under a three (3) year
                                                        Savings Contract;

              "Monthly Contribution"                    means the monthly
                                                        contribution to be paid
                                                        by an Option Holder
                                                        under his Savings
                                                        Contract;

              "Option" means an option to acquire Shares by purchase or subscription granted (whether by the
                                                        Company or a third
                                                        party) pursuant to the
                                                        Rules;

              "Option Certificate"                      means a certificate
                                                        recording the terms of
                                                        grant of an Option in
                                                        accordance with the
                                                        Rules;

              "Option Holder"                           means any person who
                                                        holds an Option or
                                                        (where the context
                                                        admits) his legal
                                                        personal
                                                        representative(s);

              "Option to Subscribe"                     means an Option which
                                                        confers a right to
                                                        subscribe for new Shares
                                                        pursuant to this Plan;

              "Participating Company"                   means NTL (UK) Group,
                                                        Incorporated and any UK
                                                        resident company of
                                                        which NTL (UK) Group,
                                                        Incorporated has
                                                        Control, but excluding
                                                        any company which is for
                                                        the time being specified
                                                        by the Board as not
                                                        being a Participating
                                                        Company;

              "Qualifying Employee"                     means any person who is
                                                        not a Materially
                                                        Interested Person and
                                                        who:-

                                                        (a)    is an employee or
                                                               full-time
                                                               director of any
                                                               Participating
                                                               Company (and for
                                                               the purposes of
                                                               this definition a
                                                               director will be
                                                               regarded as
                                                               "full-time" if
                                                               his terms of
                                                               employment
                                                               require him to
                                                               devote to the
                                                               duties of his
                                                               office not less
                                                               than twenty five
                                                               (25) hours per
                                                               week (excluding
                                                               meal breaks); and

                                                        (b)    on the the date
                                                               of issue of the
                                                               relevant
                                                               invitations
                                                               pursuant to
                                                               Clause 2 had been
                                                               such an employee
                                                               or director for
                                                               at least six (6)
                                                               months or such
                                                               other period
                                                               specified from
                                                               time to time by
                                                               the Board (which
                                                               shall not exceed
                                                               a period of five
                                                               years ending on
                                                               the date of grant
                                                               of the Option;
                                                               and

                                                        (c)    is chargeable to
                                                               tax in respect of
                                                               his office or
                                                               employment under
                                                               Case I of
                                                               Schedule E

                                                        and any other employee
                                                        or full-time director of
                                                        any Participating
                                                        Company nominated by the
                                                        Board to be a Qualifying
                                                        Employee;

              "the Rules"                               means these rules as
                                                        from time to time
                                                        amended;

              "Savings Contract"                        means a contract under a
                                                        certified contractual
                                                        savings scheme, within
                                                        the meaning of Section
                                                        326 of the Taxes Act and
                                                        which has been approved
                                                        by the Commissioners of
                                                        Inland Revenue for the
                                                        purposes of Schedule 9;


              "Schedule 9"                              means Schedule 9 to the
                                                        Taxes Act;

              "the Plan"                                means this Plan as from
                                                        time to time constituted
                                                        by the Rules;

              "Share"                                   means fully paid
                                                        irredeemable Common
                                                        Stock of $0.01 per share
                                                        in the capital of the
                                                        Company which complies
                                                        with Paragraphs 10 to 14
                                                        of Schedule 9;

              "Specified Age"                           means sixty (60) years
                                                        of age;

              "Standard Bonus"                          means the bonus payable
                                                        under a five (5) year
                                                        Savings Contract;

              "Subsidiary"                              means a subsidiary of
                                                        the Company within the
                                                        meaning of Section 736
                                                        of the Companies Act
                                                        1985;

              "Subsisting Option"                       mean an Option or Option
              and "Subsisting Option                    to Subscribe (as the
              to Subscribe"                             case may be) then
                                                        capable of being
                                                        exercised which has
                                                        neither lapsed nor been
                                                        exercised;

              "Taxes Act"                               means the Income and
                                                        Corporation Taxes Act
                                                        1988.


1.2 Interpretation: Where the context so admits the singular includes the plural and each gender includes each other gender.

1.3 Statutory Provisions: Any reference to a statutory provision is to be construed as a reference to that provision as for the time being amended or re-enacted.

1.4   Clause headings shall be ignored in interpretation.

1.5   Title: The Plan shall be entitled and referred to as the "NTL Sharesave
      Plan".

2.    INVITATIONS TO APPLY FOR OPTIONS

2.1. Inland Revenue Approval: No invitations to apply for Options under the Plan may be made until this Plan becomes an Approved Scheme.

2.2 Invitations: Subject to sub-clauses 2.1 and 4.3, on such dates as it may from time to time resolve the Board shall invite every Qualifying Employee to apply for the grant of Options Provided That before issuing invitations the Board may on any occasion place a limit on the number of Shares to be made available on that occasion such number to be published upon issue of the invitations.

2.3   Form of Invitation: Each invitation shall be in writing and shall:-

      (a)   state the date on which it is issued;

      (b) specify a date not earlier than fourteen (14) days after the date on which it was issued by which an application must be received and in default of which it will lapse;

      (c)   invite the Invitee to apply for an Option;

      (d) specify the Acquisition Price at which each Share may be acquired on the exercise of an Option granted pursuant to the invitation;

      (e) specify the maximum Monthly Contribution the Invitee may propose to save which shall be in multiples of one pound ((pound)1) and shall not be greater than the lesser of the Maximum Contribution and such sum (being a multiple of one pound ((pound)1) and not less than five pounds ((pound)5) as the Board decides shall apply to every Qualifying Employee in respect of that invitation;

      (f) otherwise, be in such form as the Board may from time to time prescribe.

2.4   Applications for Options:

2.4.1 Time: Within the time allowed in the invitation as the last date for receipt of the application, each Invitee may apply for the grant of an Option

2.4.2 Form: Each invitation shall be accompanied by a proposal form for a Savings Contract and an application form which shall provide for the Invitee to state:-

      (a) his proposed Monthly Contribution (being a multiple of one pound ((pound)1) and not less than five pounds ((pound)5)); and

      (b) that his proposed Monthly Contribution when added to any monthly savings contributions then being made by him under any other Savings Contracts will not exceed the maximum specified in Paragraph 24 of
            Schedule 9; and

      (c) whether for the purpose of determining the number of Shares over which an Option is to be granted the repayment under the Savings Contract is to be taken as including the Maximum Bonus, the Standard Bonus, the Minimum Bonus or no bonus; and

      (d) that he authorises the Board to enter on the Savings Contract proposal form such Monthly Contribution not exceeding the maximum stated on the application form as shall be determined pursuant to Clause 3.

2.4.3 Shares: Each application shall be deemed to be for an Option over the largest whole number of Shares which can be bought at the US dollar Acquisition Price with the expected repayment under the related Savings Contract at the appropriate Bonus Date following the conversion of the repayment into US dollars.

2.4.4 Consideration: No amount shall be payable in respect of the grant of an Option.


3.    SCALING DOWN

3.1 Excess Procedure: where the Board in its discretion considers that it is desirable to limit the number of Shares in respect of which Options are granted in relation to any invitation Options shall be granted to each Qualifying Employee in respect of that number of Shares which shall be determined by reducing the monthly savings contribution chosen by each applicant under the Savings Contract in such manner as the Board shall, in its discretion, determine (provided that all Qualifying Employees shall be treated on a similar basis without regard to differences among Qualifying Employees in respect of remuneration, length of service or any other factor); imposing a new maximum Monthly Contribution on all Qualifying Employees; or replacing the Maximum Bonus with the Standard Bonus or eliminating the Maximum Standard and/or the Minimum Bonus so as to reduce the aggregate number of Shares applied for to or as near to as shall be practicable without exceeding the said limitation.

3.2 Modification: Each application shall be deemed to have been modified or withdrawn in accordance with the application of sub-clause 3.1 and the Board shall complete each Savings Contract proposal form to reflect any resultant reduction in Monthly Contribution.


4.    GRANT OF OPTIONS

4.1 Grant: The Board shall grant or procure the grant to each applicant who is still a Qualifying Employee and is not precluded from participating in this Plan by Paragraph 8 of Schedule 9 an Option over the number of Shares for which pursuant to sub-clause 2.4.3 and subject to Clause 3 he shall be deemed to have applied.

4.2 Grant Date: Any Option to be granted shall be granted as soon as the Board deems practicable following the date stated on the relevant invitation as being the date of its expiry Provided That the Grant Date shall not in any circumstances be more than thirty (30) days after the date on which the Market Value of the Shares to be subject to the Option was determined.

4.3 Acquisition Price: Subject to Clause 10, the price at which each Share subject to an Option may be acquired on the exercise of that Option shall be:-

      (a) in the case of an Option to Subscribe, not less than the greater of the nominal value of such Share and its Market Value on the Dealing Day immediately preceding the day the Invitation is issued; and

      (b) in any other case not less than its Market Value and subject thereto shall be such sum as the Grantor shall decide and cause to be stated in that behalf in the relevant Option Certificate.


5.    OPTION CERTIFICATES

5.1 Issue: As soon as is practicable after having granted an Option to a Qualifying Employee, the Grantor shall issue to him a duly executed Option Certificate in respect of such Option.

5.2   Content: The Option Certificate shall:-

      (a)   state the Grant Date of the Option;

      (b) state the expected number of Shares subject to the Option being such number of shares as the repayment under the Savings Contract can acquire following conversion of the repayment into US dollars;

      (c)   state the Acquisition Price payable for each Share under the Option;

      (d)   refer the holder to the provisions of sub-clause 12.5; and

      (e) subject to these conditions, be in such form as the Board may from time to time prescribe.


6.    RIGHTS TO EXERCISE OPTIONS

6.1 Exercise Dates: Except as otherwise provided in this Plan any Subsisting Option may be exercised in whole or in part only after the earliest of the following events:-

      (a)   the relevant Bonus Date;

      (b)   the death of the Option Holder;

      (c) the Option Holder ceasing to be a director or employee of any Participating Company by reason of:-

            (i) injury or disability (evidenced to the satisfaction of the Board);

            (ii) redundancy within the meaning of the Employment Rights Act 1996; or

            (iii) retirement on reaching the Specified Age or any other age at which he is bound to retire in accordance with the terms of his contract of employment;

      (d) the Option Holder ceasing to be a director or employee of any Participating Company by reason only that:-

            (i) that office or employment is in a company of which the Company ceases to have Control; or

            (ii) that office or employment relates to a business or part of a business which is transferred to a person other than a Participating Company;

      (e) the relevant Bonus Date where an Option Holder holds an office or employment in a company which is not a Participating Company but which is:-

            (i)   an associated company of the Grantor within the meaning of
                  Section 416 of the Taxes Act; or

            (ii)  a company of which the Grantor has Control;

      the Option Holder may exercise his Option within six (6) months of such date.

6.2 Specified Age: If an Option Holder continues to be employed by a Participating Company after the date on which he reaches the Specified Age he may excercise any Subsisting Option within six months following that date

6.3 Termination of Employment: No person shall be treated for the purposes of this clause as ceasing to be employed by any Participating Company until he ceases to hold an office or employment in the Company or any Associated Company or company of which the Company has Control.

6.4 Material Interest: No Option may be exercised by an individual at any time when he is a Materially Interested Person or by the personal representative of an individual who at the date of his death was a Materially Interested Person.

6.5 Maximum Exercise: The number of Shares over which an Option may be exercised may not exceed the number of Shares which may be purchased with the sum obtained by way of repayment under the related Savings Contract excluding the repayment of any Monthly Contribution the due date for payment of which falls more than one month after the date on which repayment is made.

6.6 Lapse of Rights: An Option shall lapse and cease to be exercisable on the earliest of the following events:-

      (a) except where the Option Holder has died, on the expiry of six (6) months following the Bonus Date;

      (b) where the Option Holder has died during the six (6) months following the Bonus Date, on the first anniversary of the Bonus Date;

      (c) where the Option Holder has died before the Bonus Date, on the first anniversary of his death;

      (d) unless the Option Holder has died, on the expiry of six (6) months after the Option has become exercisable by virtue of sub-clause 6.1(c);

      (e) on the expiry of six (6) months after the Option has become exercisable by virtue of sub-clause 6.1(d) to (e) inclusive or (subject to a release being effected pursuant to sub-clause 9.1) by virtue of Clause 8;

      (f) the Option Holder ceasing to be a director or employee of any Participating Company in circumstances in which the Option does not become exercisable;

      (g) the date on which a resolution is passed or an order is made by the Court for the compulsory winding up of the Company;

      (h)   upon the Option Holder, before the Option has become exercisable:-

            (i) giving notice or being deemed to have given notice under the Savings Contract that he intends to stop paying Monthly Contributions; or

            (ii) making an application for repayment of the related Savings Contract;

      (i) the date on which the Option Holder does or omits to do anything as a result of which he ceases to be the legal and beneficial owner of the Option;

      (j)   the date on which the Option Holder is adjudicated bankrupt.


7.    EXERCISE OF OPTION

7.1 Notice: Subject to Clause 6, an Option may be exercised by the Option Holder or as the case may be his personal representative giving notice to the Company, the Grantor or such other person as shall be specified in the notice of exercise in writing of the number of Shares in respect of which he wishes to exercise the Option accompanied by the appropriate payment (which shall not exceed the sum obtained by way of repayment under the related Savings Contract) and the relevant Option Certificate and shall be effective on the date of its receipt by the Company, the Grantor or such other person as shall be specified in the notice of exercise. The Notice exercising the Option shall be given in such form and manner, not inconsistent with these Rules, as the Board or (as the case may be) the Grantor may determine. In respect of Options granted otherwise than by the Company any such notice (or remittance enclosed therewith) shall be received by the Company for and on behalf of the Grantor.

7.2 Allotment: Subject to the Rules, within twenty-eight (28) days following receipt of a notice constituting a valid exercise of an Option and complying with the provisions of sub-clause 7.1 and the appropriate remittance the Grantor shall allot issue or transfer or (as the case may be) cause to be allotted, issued or transferred to the Option holder or (as the case may be) his personal representatives the Shares the subject of such notice.

7.3 Share Certificates: As soon as reasonably practicable after such allotment or transfer of Shares under the Plan, the Company shall issue to such Option Holder or his personal representatives a definitive share certificate in respect of the Shares so allotted or transferred.

7.4 Ranking of Shares: Save for any rights determined by reference to a date preceding the date of allotment or transfer, the Shares so issued or transferred shall rank pari passu with the other shares of the same class in issue at the date of allotment or transfer and carry all rights attaching thereto at that date.

7.5 Partial Exercise: When an Option is exercised only in part it shall lapse to the extent of the unexercised balance.

8.    TAKEOVERS AND LIQUIDATIONS

8.1 General Offers: If any person (either alone or together with any person acting in concert with him) obtains Control of the Company or having such Control makes a general offer to acquire all the Shares of the Company (other than those which are already owned by him and/or any person acting in concert with him) then, notwithstanding any other provision of the Rules but subject to sub-clauses 6.4 and 9.1, any Subsisting Option may be exercised within six (6) months of the time when the person making the offer has obtained Control of the Company and any condition subject to which the offer is made has been satisfied.


8.2 Scheme of Reconstruction: If under Section 425 of the Companies Act 1985 the court sanctions a compromise or arrangement between the Company and its members proposed for the purposes of, or in connection with, a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, then:-

      (a) each Participant may exercise his Option at any time and from time to time in the period starting with the date upon which the compromise or arrangement is sanctioned by the court and ending with the earlier of the date upon which it becomes effective and the date which is six months after the date on which it is sanctioned; and

      (b) upon the compromise or arrangement becoming effective, all Options shall, subject to Rule 9, lapse.

8.3 Compulsory Purchase: If any person becomes bound or entitled to acquire Shares in the Company under Section 428 to 430F of the Companies Act 1985, any Subsisting Option (subject to sub-clauses 6.4 and 9.1) may be exercised at any time while that person remains so bound or entitled.

8.4 Voluntary Winding-Up: Subject to sub-clause 6.4 if the Company passes a resolution for voluntary winding up, any Subsisting Option may be exercised within six (6) months of the passing of the resolution.

8.5 Meaning of Control and Concert in sub-clause 8.1: For the purposes of sub-clause 8.1 (and only for such purpose):-

      (a) a person shall be deemed to have obtained Control of the Company if he and others acting in concert with him have together obtained Control of the Company;

      (b) persons acting in concert comprise persons who, pursuant to an agreement or understanding (whether formal or informal), actively co-operate, through the acquisition by any of them of shares in the Company, to obtain or consolidate Control of the Company.

8.6 Manner of Exercise: The exercise of an Option pursuant to the preceding provisions of this clause shall be subject to the provisions of Clause 7.

8.7 Rights to Exercise: For the avoidance of doubt, an Option may only be exercised pursuant to this clause on a date on which it remains a Subsisting Option.


9.    EXCHANGE OF OPTIONS ON A TAKEOVER

9.1 Replacement of Options: If any company ("the Acquiring Company") obtains Control of the Company, or becomes bound or entitled to acquire shares in the Company within any of the sets of circumstances specified in Paragraphs 15(1)(a) (b) or (c) of Schedule 9, any Option holder may at any time within the appropriate period (as defined in Paragraph 15(2) of Schedule 9) by agreement with the Acquiring Company release his option ("the Old Option") in consideration of the grant to him of an option ("the New Option") which:-

      (a) relates to shares in a different company (whether the Acquiring Company itself or some other company which on the assumption that the Acquiring Company were the grantor would be a company falling within Paragraph 10(b) or (c) of Schedule 9);

      (b) is a right to acquire such number of such shares as has on acquisition of the New Option an aggregate Market Value equal to the aggregate Market Value of the Shares subject to the Old Option on its release;

      (c) has an acquisition price per Share such that the aggregate price payable on complete exercise equals the aggregate Acquisition Price which would have been payable on complete exercise of the Old Option;

      (d) is otherwise equivalent to the Old Option (as defined in Paragraph 15(3) of Schedule 9).

      The New Option shall, for all other purposes of this Plan, be treated as having been acquired at the same time as the Old Option for which it is released and, following release of the Old Option and the grant of the New Option, for the purposes of applying Rules 6, 7, 8, 9, 10 and 12 thereto:-

      (i) "Company" and "Shares" in relation to the New Option shall be construed as if references to the Company and to the Shares were references to the Acquiring Company and to shares in the Acquiring Company or (as the case may be) to the other company to whose shares the New Options relate and to the shares in the other company whether the Acquiring Company itself or some other company falling within Paragraph 10(b) or 10(c) of Schedule 9 but for the purpose of "Participating Company" the Company shall continue to be NTL Incorporated.

      (ii) "Board" shall mean the board of directors of that company or a duly constituted committee thereof.

9.2 Option Certificate: Upon grant of the New Option, a new Option Certificate shall be issued accordingly and the Third and Fourth Schedules shall be amended mutatis mutandis;

9.3 No Immediate Exercise: For the avoidance of doubt where in accordance with sub-clause 9.1 Subsisting Options are released and New Options granted, the New Options shall not be exercisable in accordance with sub-clauses
      8.1 to 8.3 by virtue of the event on which the New Options were granted.


10.   VARIATION OF CAPITAL

10.1 Adjustment: Subject as provided in sub-clauses 10.2 and 10.3, in the event of any capitalisation issue, rights issue, sub-division, consolidation or reduction of share capital, or any other variation in the share capital of the Company the Board and (as appropriate) the Grantor may make such adjustment as shall be fair and reasonable in all the circumstance to:-

      (a)   the number or nominal value of Shares comprised in any Option;
            and/or

      (b)   the Acquisition Price payable for Shares subject to any Option.

      Provided Always That the Acquisition Price payable on subscription for new Shares shall never be less than the nominal value of the Share to which it relates, the aggregate amount payable on the exercise of an Option in full shall not thereby be increased and no adjustment shall cause any of the conditions of the approval of the Plan under Schedule 9 to be thereby breached.

10.2 Auditors' Confirmation: Except in the case of a capitalisation issue no adjustment under sub-clause 10.1 shall take effect without prior confirmation in writing by the Auditors that the adjustment is in their opinion fair and reasonable in all the circumstances.

10.3 Inland Revenue Approval: No adjustment under sub-clause 10.1 shall take effect without prior confirmation in writing by the Board of the Inland Revenue approving such proposed adjustment.

10.4 Notice of Adjustment: As soon as reasonably practicable after making any adjustment under sub-clause 10.1 the Board and (as appropriate) the Grantor shall give notice in writing to every Option Holder thereby affected specifying the adjustments made insofar as they affect him and (subject to sub-clauses 10.2 and 10.3) such notice shall be binding upon the Option Holder in the absence of manifest error Provided That where pursuant to Paragraphs 10.1(b) or 10.1(c) an adjustment is made to the terms of an Option prior to the issue of an Option Certificate pursuant to sub-clause 5.1, the certificate shall set out details of the Option as so adjusted and shall be deemed to be sufficient notice of the adjustment for the purpose of this sub-clause.


11.   ADMINISTRATION AND ALTERATION

11.1 Discretion of the Board: The Board shall have power from time to time to make and vary such regulations (not being inconsistent with the Rules) for the implementation and administration of this Plan.

11.2 Board Decisions: Save in respect matters to be confirmed by the Auditors in accordance with these Rules, the decision of the Board shall be final and binding in all matters relating to this Plan, any dispute or disagreement as to the interpretation of the Plan or of any rule, regulation or procedure or as to any question of right arising out of or in respect of the Plan.

11.3 Amendments: Subject to sub-clause 11.4, this Plan may be amended in any respect by resolution of the Board PROVIDED THAT no amendment shall take effect which would cause this Plan to cease to be an Approved Scheme.

11.4 Inland Revenue Consent: No amendment to these Rules shall have effect unless and until approved by the Board of the Inland Revenue.

11.5 Rights of Option Holders: No amendments shall be made to the Plan which would have the effect of abrogating or prejudicially affecting any of the subsisting rights of Option Holders except with such consent on their part as would be required by provisions of the Company's Certificate of Incorporation if the Shares to be issued on the exercise of the Options were so issued and constituted a separate class of share capital and if such provisions applied mutatis mutandis thereto.

11.6 Notice of Alteration: As soon as reasonably practicable after making any alteration or addition under this clause the Board shall give notice in writing thereof to any Option Holder who is thereby affected.

11.7 Circulars: The Company shall not be obliged to provide Qualifying Employees or Option Holders with copies of any notices, circulars or other documents sent to shareholders of the Company.

11.8 Cost: The cost of establishing and operating the Plan shall be borne by such of the Participating Companies and in such proportions as the Board shall determine.

12.   GENERAL

12.1 Availability of Shares: The Company shall at all times ensure there are sufficient Shares available to satisfy the exercise to the full extent still possible of all Subsisting Options whether by issue of new Shares or the transfer of exisiting Shares, taking account of any other obligations of the Company to issue unissued Shares and of the availability of existing unissued Shares.

12.2  Employment Rights:

12.2.1 Effect of Participation:

      This Plan shall not form part of any contract of employment between any Participating Company and any employee of any such company and the rights and obligations of any individual under the terms of his office or employment with the Company or any Participating Company shall not be affected by his participation in the Plan or any right which he may have to participate therein.

12.2.2 Effect of Loss of Office:

      Participation in the Plan shall be on the express condition that:-

      (i) neither it nor cessation of participation shall afford any individual under the terms of his office or employment with the Company or any Participating Company any additional or other rights to compensation or damage; and

      (ii) no damages or compensation shall be payable in consequence of the termination of such office or employment or for any other reason whatsoever to compensate him for the loss or any right he would otherwise have had (actual or prospective) under the Plan howsoever arising but for such termination; and

      (iii) by applying for an Option he shall be deemed irrevocably to have waived any such rights to which he may otherwise have been entitled.

12.3 Non-Admission: No Qualifying Employee shall have any claim against a Participating Company arising out of his not being admitted to participation in the Plan if the Qualifying Employee's participation in the Plan is entirely within the discretion of the Board.

12.4 Consequence of Lapse: No Option Holder shall be entitled to claim compensation from any Participating Company or the Grantor of any Option to acquire Shares in respect of any sums paid by him pursuant to the Plan or of any diminution or extinction of his rights or benefits (actual or otherwise) under any Option held by him consequent upon the lapse for any reason of any Option held by him or otherwise in connection with the Plan and the Company and each Participating Company shall be entirely free to conduct its affairs as it sees fit without regard to any consequences under, upon or in relation to the Plan or any Option or Option Holder.

12.5 Transfer, Assignment or Charge: All Options granted to Qualifying Employees are personal rights which cannot be transferred, assigned or charged in any circumstances whatsoever save as set out in sub-clause 10.1 and any purported transfer, assignment or charge (save as aforesaid) shall cause the Option to lapse forthwith.

12.6 Termination: The Board may terminate the Plan at any time but Options granted prior to such termination shall continue to be valid and exercisable in accordance with the Rules, which shall continue to apply thereto.

12.7 Status of Auditors: In any matter in which they are required to act under the Plan, the Auditors shall act as experts and not as arbitrators and their determination of the matter referred to them shall be final and conclusive.

12.8 Notices: Any notice or other communication required to be given pursuant to the terms of the Plan shall be sent:-

      (a) in the case of any Participating Company, by personal delivery or by first-class post to such company at its registered office and shall be effective upon receipt;

      (b) in any other case, by personal delivery or by delivering or sending the same by first-class post to the addressee's address last know to the Company or the address of the place of business from which he performs the whole or substantially the whole of his duties of his office or employment (and notice to the personal representatives of a deceased Option holder shall be effective if given personally or if left at or sent by first class post addressed to the Option holder and delivered or sent by post accordingly) and where such notice or other communication is given by post it shall be deemed to have been received no later than forty-eight (48) hours after it was put into the post properly addressed and stamped.

12.9 Law: The Plan and all Options shall be governed by and construed in accordance with English law.